Post Employment Benefits - Additional Information (Detail)	12 Months Ended
	Dec. 31, 2019 EUR (€)	Dec. 31, 2018 EUR (€) yr
Disclosure of net defined benefit liability (asset) [abstract]
Employee contributions | €	€ 0
Mortality rate for men | yr		5
Mortality rate for women | yr		5
Actuarial assumption of withdrawal rate each year		15.00%
Actuarial assumption of retirement age		65 years
Yearly inflation rate		1.80%
Actuarial assumption of yearly salary raise above inflation		1.50%
Actuarial assumption of yearly discount rates		1.20%
Percentage of reasonably possible increase decrease in actuarial assumption description	If the discount rate would decrease with 0,5% then, the defined benefit obligation would increase with 6.2%. Reversely if the discount rate would increase with 0,5% then the defined benefit obligation would decrease with 6.6%.
Expected contributions to pension benefit plans | €		€ 200,000